UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 3, 2005

Allied Waste Industries, Inc.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-14705	88-0228636

(Commission File Number)	(IRS Employer Identification No.)

15880 N. Greenway-Hayden Loop, Suite 100
Scottsdale, Arizona	85260
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (480) 627-2700

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01. Financial Statements and Exhibits
Signatures
Exhibit Index
EX-1.01
EX-1.02
EX-5.01
EX-5.02

Item 8.01 Other Events

Allied Waste Industries, Inc. (“Allied Waste”) is filing certain exhibits under Item 9.01 hereof, which relate to Allied Waste’s public offering of common stock and Series D senior mandatory convertible preferred stock pursuant to a registration statement on Form S-3 under the Securities Act of 1933, as amended, filed with the Securities and Exchange Commission on May 10, 2004 (File No. 333-115329).

2

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
1.01*	Form of Common Stock Underwriting Agreement among Allied Waste Industries, Inc. and Citigroup Global Markets Inc., UBS Securities LLC and Banc of America Securities LLC.

1.02*	Form of Series D Senior Convertible Preferred Stock Underwriting Agreement among Allied Waste Industries, Inc. and Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Deutsche Bank Securities Inc.

3.01	Form of Certificate of Designations of Series D Senior Mandatory Convertible Preferred Stock of Allied Waste Industries, Inc. Exhibit 2 to Allied Waste Industries, Inc.’s Report on Form 8-A dated March 3, 2005, is incorporated herein by reference.

5.01*	Form of Opinion of Latham & Watkins LLP, as to the legality of the Common Stock, dated March 3, 2005.

5.02*	Form of Opinion of Latham & Watkins LLP, as to the legality of the Series D Senior Convertible Preferred Stock, dated March 3, 2005.

*	Filed herewith.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIED WASTE INDUSTRIES, INC.

By: /s/ PETER S. HATHAWAY

Peter S. Hathaway
Executive Vice President and Chief Financial Officer

Date: March 3, 2005

Exhibit Index

Exhibit No.	Description
1.01*	Form of Common Stock Underwriting Agreement among Allied Waste Industries, Inc. and Citigroup Global Markets Inc., UBS Securities LLC and Banc of America Securities LLC.

1.02*	Form of Series D Senior Convertible Preferred Stock Underwriting Agreement among Allied Waste Industries, Inc. and Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Deutsche Bank Securities Inc.

3.01	Form of Certificate of Designations of Series D Senior Mandatory Convertible Preferred Stock of Allied Waste Industries, Inc. Exhibit 2 to Allied Waste Industries, Inc.’s Report on Form 8-A dated March 3, 2005, is incorporated herein by reference.

5.01*	Form of Opinion of Latham & Watkins LLP, as to the legality of the Common Stock, dated March 3, 2005.

5.02*	Form of Opinion of Latham & Watkins LLP, as to the legality of the Series D Senior Convertible Preferred Stock, dated March 3, 2005.

*	Filed herewith.